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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 28, 2005




                                TEAM HEALTH, INC.
               (Exact Name of Registrant As Specified In Charter)



          TENNESSEE                  333-80337                62-1562558
(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)



                     1900 WINSTON ROAD, KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)



                                 (865) 693-1000
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On January 28, 2005 Team Health, Inc. amended the employment agreement between the Company and Gregory S. Roth, President and Chief Operating Officer dated October 4, 2004. The amendment increases the additional consideration paid to Mr. Roth for the execution of the agreement from $50,000 to $100,000 while removing contingent repayment provisions.

      A copy of amendment is filed as an exhibit to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits furnished pursuant to Item 1.01

            10.29  Greg S. Roth employment agreement amendment
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TEAM HEALTH, INC.
                                             (Registrant)


                                             /s/ Robert J. Abramowski
                                             -----------------------------------
Date: January 28, 2005                       Robert J. Abramowski
                                             Executive Vice President of Finance
                                             and Administration



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